EXHIBIT 10.28

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Agreement") is dated as of the 31st day of January, 1997, by and between CAMPUS VOICE, L.L.C., a Delaware limited liability company ("Borrower"), and SIRROM INVESTMENTS, INC., a Tennessee corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Lender is making certain loans evidenced by that Senior Secured Promissory Note of this date made by Borrower payable to the order of Lender in the original principal amount of $660,000, by that Junior Secured Promissory Note of this date made by Borrower payable to the order of SCCGS, Inc., now held by Lender in the original principal amount of $300,000, and by that Second Junior Secured Promissory Note of this date made by Borrower payable to the order of SCCGS, Inc., now held by Lender in the original principal amount of $1,263,222.83 (collectively the "Loan"), pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Lender (the "Loan Agreement"); and

         WHEREAS, in order to secure the Loan, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the following described property and any and all proceeds and products thereof and accessions thereto (collectively the "Collateral"):

               (a) Equipment. All equipment of Borrower of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

               (b) Inventory, Accounts, Contract Rights, Chattel Paper and General Intangibles. All of Borrower's inventory and any agreements for lease of same and rentals therefrom, and all of Borrower's accounts, accounts receivable, contract rights, chattel paper and general intangibles and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located; and whether held for lease or sale, or furnished or to be furnished under contracts of service;


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               (c) Trademarks, Etc. All trademarks and service marks now held or hereafter acquired by Borrower, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Borrower in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Borrower symbolized by such marks;

               (d) Copyrights. All copyrights now held or hereafter acquired by Borrower and any applications for U.S. copyrights hereafter made by Borrower; and

               (e) Proprietary Information, Computer Data, Etc. All proprietary information and trade secrets of Borrower with respect to Borrower's business and all of Borrower's computer programs and the information contained therein and all intellectual property rights with respect thereto.

         2. Secured  Indebtedness.  The obligations secured hereby shall include
(a) the Loan to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by the promissory notes described above payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtednesses and other obligations of Borrower to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtednesses incurred pursuant to any present or future commitment of Lender to Borrower and (c) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

         3. Representations, Warranties and Agreements of Borrower. Borrower represents, warrants and agrees as follows:

               (a) Borrower will promptly notify Lender, in writing, of any new place or places of business if the Collateral is used in business, or of any change in Borrower's residence if the Collateral is not used in business, and regardless of use, of any change in the location of the Collateral or any records pertaining thereto. Borrower's inadvertent failure to notify Lender shall not be considered a default under this Agreement unless, in Lender's reasonable judgment, the failure results in Lender's not being perfected in a material portion of the Collateral.

               (b) Except as set forth on Schedule 3(b) hereto and as permitted in the Loan Agreement (the "Permitted Liens") (this warranty being made to the best of Borrower's knowledge based on Lender's representations to Borrower in a Bill of Sale and Agreement dated this date), Borrower is the owner of the Collateral free and clear of any liens and


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

          security interests. Borrower will defend the Collateral against the claims and demands of all persons other than Permitted Liens (as defined in the Loan Agreement).

               (c) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral or such lesser amount as may be customary in Borrower's industry. Such insurance shall be in such companies as may be acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender. If any Event of Default under the Loan Agreement exists, any money received by Lender under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, or at Lender's option may be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Subject to the existence of an Event of Default under the Loan Agreement, Borrower assigns to Lender all right to receive proceeds of insurance on the Collateral not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney in fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the other amounts secured hereby.

               (d) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

               (e) The address set forth after Borrower's signature on this Agreement is Borrower's chief executive office and it, together with the following addresses are the locations where Collateral and the place where the records concerning all intangible Collateral may be kept and/or maintained in addition to colleges, universities and other locations at which advertising boards may be located from time to time:

                  ___________________________________
                  ____________, Virginia

                  ___________________________________
                  _____________, Oregon

                  ___________________________________
                  _____________, New York

                  ___________________________________
                  _____________, California


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

         4. Default. Borrower shall be in default hereunder upon the occurrence and continuation of an Event of Default under the Loan Agreement.

         5. Remedies Upon Default. Upon default hereunder as provided in Section 4 above, all sums secured hereby shall immediately become due and payable at Lender's option without notice to Borrower, and Lender may proceed to enforce payment of same and to exercise any and all rights and remedies provided by the Uniform Commercial Code (Tennessee) or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Whenever Borrower is in default hereunder, and upon demand by Lender, Borrower shall assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender and Borrower. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Borrower at the address hereinafter set forth, or at such other address of Borrower as may be shown on Lender's records, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower.

         Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

         6. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

         7. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrower's heirs, representatives, successors and assigns. If Borrower is composed of more than one person, firm and/or entity, their obligations hereunder shall be joint and several.

         8. Financial Reporting. Lender shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Borrower, or the Collateral, all of which will be made available upon request. Such accountants or other representatives of Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems necessary or proper. Any reasonable expenses incurred by Lender in making such examination, inspection, verification or audit shall be paid by Borrower promptly on demand and shall be secured by the security interest granted hereby.

         9. Termination Statement. Borrower agrees that, notwithstanding the payment in full of all indebtedness secured hereby and whether or not there is any outstanding obligation of Lender to make future advances, Lender shall not be required to send Borrower a termination statement with respect to any financing statement filed to perfect Lender's security interest(s) in any of the Collateral, unless and until Borrower shall have made written demand therefor. Upon receipt of proper written demand, Lender may at its option, in lieu of sending a termination statement to Borrower, cause said termination statement to be filed with the appropriate filing officer(s).


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

         10. Protection of Collateral. Borrower will not permit any liens or security interests other than those created by this Agreement and the Permitted Liens (as defined in the Loan Agreement) to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

         11. Special Agreements With Respect to Certain Tangible Collateral. Borrower additionally agrees and warrants as follows:

               (a) Borrower will not permit any of the Collateral to be removed from the locations specified herein, except for temporary periods in the ordinary course of business, without the prior written consent of Lender, and will permit Lender to inspect the Collateral at any time; provided, however, that if Borrower wishes to store Collateral at an additional location for purposes that are not merely temporary, it may do so by giving written notice to Lender and executing such documents as Lender may require to assure the continuation of the perfection of Lender's security interest in the relocated collateral;

               (b) Borrower represents that the Collateral consisting of advertising boards will be placed in various jurisdictions in the ordinary course of business and agrees to provide Lender with a list of the locations thereof from time to time upon Lender's request.

               (c) Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender, except for dispositions of immaterial amounts of Collateral in the ordinary course of business.

               (d) Borrower will keep the material items of the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums, Lender may do so for Borrower's account and add the amount thereof to the other amounts secured hereby.

               (e) Borrower will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

         12. Special Agreements With Respect to Intangible and Certain Tangible Collateral. Borrower additionally warrants and agrees as follows:

               (a) So long as Borrower is not in default hereunder, Borrower shall have the right to process and sell Borrower's inventory in the regular course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel


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

          paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.

               (b) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Borrower, but if there is a default by Borrower in the payment of any amount due in respect of any indebtedness secured hereby, then Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Borrower, and if Lender incurs any liability or expenses by reason thereof, the same shall be payable by Borrower upon demand and shall also be secured by this Agreement.

               (c) At any time after Borrower is in default hereunder as provided in Section 4 hereof, Lender shall have the right to notify the account debtors obligated on any or all of Borrower's accounts receivable to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts receivable. Until such time as Lender elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of the Lender, to collect and enforce said accounts receivable.

         13. Power of Attorney. Borrower hereby constitutes the Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or the Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender may designate; to execute any of the documents referred to in Section 3(e) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to the Lender; to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the obligations secured hereby are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

         14. Governing Law and Amendments. This Agreement and all of the Loan Documents shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.


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

         15. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of the Borrowers in connection herewith shall survive the execution and delivery of this Agreement.

         16. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         17. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Borrower, Lender and their respective agents have participated in the preparation hereof.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                 BORROWER:

                                 CAMPUS VOICE, L.L.C.


                                 By: /s/ Bruce L. Resnik
                                     ---------------------------------------
                                 Title: Secretary
                                       -------------------------------------

                                 Address:   149 Fifth Avenue, 11th Floor
                                           ---------------------------------
                                            New York, NY 10010
                                           ---------------------------------

                                           ---------------------------------



                                 LENDER:

                                 SIRROM INVESTMENTS, INC.


                                 By: /s/ Jeff Armstrong
                                     ---------------------------------------
                                 Title: VP
                                       -------------------------------------


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

                                  SCHEDULE 3(b)

                                     (Liens)

                                      NONE


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